EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------

Deloitte & Touche LLP
London, England

As independent public accountants, we hereby consent to the incorporation by reference into this Post-Effective Amendment on Form S-8 (File No. 333-119949) to the Registration Statement of WPP Group plc on Form F-4 of our report dated 10 May 2004, except for notes 28 and 29, as to which the date is September 21, 2004, appearing in the Report of Foreign Private Issuer on Form 6-K of WPP Group plc dated January 25, 2005.


                                                /s/ Deloitte & Touche LLP
                                                -------------------------
                                                Deloitte & Touche LLP

London, England
March 7, 2005